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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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                                  July 24, 2003
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                Date of Report (Date of earliest event reported)


                           INTERNATIONAL PAPER COMPANY
                           ---------------------------
             (Exact name of registrant as specified in its charter)

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

            New York                          1-3157                      13-0872805
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  (State or other jurisdiction              (Commission                 (IRS Employer
        of incorporation)                   File Number)              Identification No.)

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

        400 Atlantic Street, Stamford, Connecticut                  06921
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         (Address of principal executive offices)                 (Zip Code)

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                                  203-541-8000
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              (Registrant's telephone number, including area code)





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          (Former name or former address, if changed since last report)




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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



Item 7.           Financial Statements and Exhibits.

                  (99.1) Press Release issued by International Paper Company dated July 24, 2003, announcing second quarter 2003 earnings.



Item 9.           Regulation FD Disclosure (Information provided under Item 12.
Results of Operations and Financial Condition).

                  The information required by Item 12 is being provided under
Item 9 pursuant to the Securities and Exchange Commission interim filing guidance provided in Securities and Exchange Commission Releases Nos. 33-8216 and 34-47583.
                  On July 24, 2003, International Paper Company issued a press release announcing financial results for the second quarter ended June 30, 2003, a copy of which is attached hereto as Exhibit 99.1. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.






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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INTERNATIONAL PAPER COMPANY
                                        ---------------------------
                                                (Registrant)


Date: July 24, 2003                      By /s/ Barbara L. Smithers
                                            -----------------------
Stamford, Connecticut                           Barbara L. Smithers
                                                Vice President and Secretary


                       STATEMENT OF DIFFERENCES

The registered trademark symbol shall be expressed as........................'r'